                                                                    Exhibit 99.1


                                E.PIPHANY, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements give effect to the acquisition by E.piphany, Inc. of all outstanding shares of RightPoint Software, Inc. in a transaction accounted for as a purchase.

     The pro forma combined condensed statements of operations of E.piphany for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999 assume that the acquisition of RightPoint took place as of the beginning of the earliest period presented. The statements combine E.piphany's and RightPoint's statements of operations for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999, respectively.

     The pro forma combined condensed balance sheet as of September 30, 1999 combines E.piphany's September 30, 1999 balance sheet with RightPoint's September 30, 1999 balance sheet as if the acquisition had been consummated on that date.

     The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based upon completion of the transaction and final purchase price allocation, including completion of third party appraisals.

     E.piphany's condensed financial information included in these pro forma financial statements is derived from its December 31, 1998 and September 30, 1999 audited financial statements included elsewhere in this filing. RightPoint's condensed balance sheet included in the accompanying pro forma unaudited combined condensed balance sheet is derived from its unaudited historical consolidated balance sheet as of September 30, 1999 included elsewhere in this filing. The results of operations of RightPoint included in the unaudited pro forma condensed combined statements of operations of the year ended December 31, 1998 and the nine months ended September 30, 1999 were derived from its financial statements for the same periods that have not been included in this filing.

     The unaudited condensed financial information of RightPoint has been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of RightPoint's management, includes all adjustments necessary for a fair presentation of the financial information for such interim periods.

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

                                E.PIPHANY, INC.

              PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                                                              PRO FORMA      PRO FORMA
                                                    E.PIPHANY   RIGHTPOINT   ADJUSTMENTS     COMBINED
                                                    ---------   ----------   -----------     ---------
ASSETS
Current assets:
  Cash and cash equivalents.......................  $ 89,701     $  4,229     $     --       $ 93,930
  Short term investments..........................        --        1,454           --          1,454
  Accounts receivable, net........................     3,193        1,119           --          4,312
  Prepaid expenses and other assets...............     2,155          236           --          2,391
                                                    --------     --------     --------       --------
          Total current assets....................    95,049        7,038           --        102,087
  Property and equipment, net.....................     2,442          643           --          3,085
  Goodwill and purchased intangibles..............        --           --      471,958(A)     471,958
  Other assets....................................       485            1           --            486
                                                    --------     --------     --------       --------
          Total assets............................  $ 97,976     $  7,682     $471,958       $577,616
                                                    ========     ========     ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of capital lease obligation.....  $     88     $    243     $     --       $    331
  Current portion of notes payable................       629           --           --            629
  Repayable grant.................................        --          130           --            130
  Trade accounts payable..........................     1,587          830           --          2,417
  Accrued liabilities.............................     4,442          372        7,750(B)      12,564
  Deferred revenue................................     2,538          364           --          2,902
                                                    --------     --------     --------       --------
          Total current liabilities...............     9,284        1,939        7,750         18,973
  Capital lease obligations, net of current
     portion......................................        93           38           --            131
  Notes payable, net of current portion...........     7,737           --           --          7,737
                                                    --------     --------     --------       --------
          Total liabilities.......................    17,114        1,977        7,750         26,841
                                                    --------     --------     --------       --------
Stockholders' equity:
  Convertible preferred stock.....................        --          155         (155)(B)         --
  Common stock....................................         5           12          (12)(B)          5
  Additional paid-in capital......................   113,781       32,408      459,505(B)     605,694
  Warrants to purchase preferred stock............       532           --           --            532
  Note receivable.................................      (640)          --           --           (640)
  Deferred compensation...........................    (3,202)      (3,153)       3,153(B)      (3,202)
  Accumulated other comprehensive income..........        --           81          (81)(B)         --
  Accumulated deficit.............................   (29,614)     (23,798)       1,798(B)     (51,614)
                                                    --------     --------     --------       --------
          Total stockholders' equity..............    80,862        5,705      464,208        550,775
                                                    --------     --------     --------       --------
          Total liabilities and stockholders'
            equity................................  $ 97,976     $  7,682     $471,958       $577,616
                                                    ========     ========     ========       ========

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

                                E.PIPHANY, INC.

        PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA      PRO FORMA
                                                   E.PIPHANY   RIGHTPOINT   ADJUSTMENTS     COMBINED
                                                   ---------   ----------   -----------     ---------
Revenues:
  Product license................................  $  2,216     $   952      $      --      $   3,168
  Services.......................................     1,161         337             --          1,498
                                                   --------     -------      ---------      ---------
          Total revenues.........................     3,377       1,289             --          4,666
                                                   --------     -------      ---------      ---------
Cost of revenues:
  Product license................................         4          24             --             28
  Services.......................................     1,396         103             --          1,499
                                                   --------     -------      ---------      ---------
          Total cost of revenues.................     1,400         127             --          1,527
                                                   --------     -------      ---------      ---------
Gross profit.....................................     1,977       1,162             --          3,139
                                                   --------     -------      ---------      ---------
Operating expenses:
  Research and development.......................     3,769       2,548             --          6,317
  Sales and marketing............................     6,519       2,769             --          9,288
  General and administrative.....................     1,503       1,275             --          2,778
  Amortization of goodwill and intangibles.......        --          --        157,319(C)     157,319
  Stock-based compensation.......................       799          --             --            799
                                                   --------     -------      ---------      ---------
          Total operating expenses...............    12,590       6,592        157,319        176,501
                                                   --------     -------      ---------      ---------
Loss from operations.............................   (10,613)     (5,430)      (157,319)      (173,362)
Other income (expense)...........................       283        (106)            --            177
                                                   --------     -------      ---------      ---------
          Net loss...............................  $(10,330)    $(5,536)     $(157,319)     $(173,185)
                                                   ========     =======      =========      =========
Basic and diluted net loss per share.............  $  (7.19)    $ (6.47)                    $ (112.53)
                                                   ========     =======                     =========
Shares used in computing basic and diluted net
  loss per share.................................     1,437         855                         1,539
                                                   ========     =======                     =========
Pro forma basic and diluted net loss per share...  $  (1.17)    $ (0.45)                    $  (16.85)
                                                   ========     =======                     =========
Shares used in computing pro forma basic and
  diluted net loss per share.....................     8,833      12,186                        10,281
                                                   ========     =======                     =========

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

                                E.PIPHANY, INC.

        PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                              PRO FORMA     PRO FORMA
                                                    E.PIPHANY   RIGHTPOINT   ADJUSTMENTS    COMBINED
                                                    ---------   ----------   -----------    ---------
Revenues:
Product license...................................  $  5,633     $ 2,892      $      --     $   8,525
  Services........................................     4,835         909             --         5,744
                                                    --------     -------      ---------     ---------
          Total revenues..........................    10,468       3,801             --        14,269
                                                    --------     -------      ---------     ---------
Cost of revenues:
  Product license.................................        83           3             --            86
  Services........................................     5,445         636             --         6,081
                                                    --------     -------      ---------     ---------
          Total cost of revenues..................     5,528         639             --         6,167
                                                    --------     -------      ---------     ---------
Gross profit......................................     4,940       3,162             --         8,102
                                                    --------     -------      ---------     ---------
Operating expenses:
  Research and development........................     4,722       2,213             --         6,935
  Sales and marketing.............................    11,576       3,410             --        14,986
  General and administrative......................     2,546       1,162             --         3,708
  Amortization of goodwill and intangibles........        --          --        117,990(C)    117,990
  Stock-based compensation........................     2,314         500             --         2,814
                                                    --------     -------      ---------     ---------
          Total operating expenses................    21,158       7,285        117,990       146,433
                                                    --------     -------      ---------     ---------
Loss from operations..............................   (16,218)     (4,123)      (117,990)     (138,331)
Other income (expense)............................        83         216             --           299
                                                    --------     -------      ---------     ---------
          Net loss................................  $(16,135)    $(3,907)     $(117,990)    $(138,032)
                                                    ========     =======      =========     =========
Basic and diluted net loss per share..............  $  (2.90)    $ (3.71)                   $  (24.27)
                                                    ========     =======                    =========
Shares used in computing basic and diluted net
  loss per share..................................     5,563       1,054                        5,688
                                                    ========     =======                    =========
Pro forma basic and diluted net loss per share....  $  (1.00)    $ (0.20)                   $   (7.45)
                                                    ========     =======                    =========
Shares used in computing pro forma basic and
  diluted net loss per share......................    16,197      19,701                       18,537
                                                    ========     =======                    =========

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

                        NOTES TO THE UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION

     The total purchase price of RightPoint reflects the issuance of approximately 3,077,000 shares of our common stock and the assumption of options and warrants to purchase approximately 530,000 shares of our common stock. The total purchase price was determined as follows (in thousands):

Value of E.piphany common stock, options and warrants.......  $491,913
Other direct acquisition expenses...........................     7,750
                                                              --------
                                                              $499,663
                                                              ========

     The valuation of our common stock is based on its weighted average closing price three days prior to and three days following the announcement of the acquisition. The valuation of options and warrants to purchase our common stock is based upon the Black-Scholes valuation model.

     The total purchase price of the RightPoint acquisition has been allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $499.7 million has been assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired................................  $  5,705
Acquired in-process research and development................    22,000
Assembled work force and customer list......................     4,100
Developed technology........................................    35,000
Goodwill....................................................   432,858
                                                              --------
                                                              $499,663
                                                              ========

     We expect to allocate approximately $22.0 million of the purchase price to RightPoint's in-process research and development, which will be expensed upon consummation of the merger as it has not reached technological feasibility and, in the opinion of management, has no alternative future use. The estimated amount is subject to adjustment based upon completion of third party appraisals. This amount has not been reflected in the accompanying pro forma statements of operations as it is a nonrecurring charge, but has been reflected as an adjustment to accumulated deficit in the accompanying pro forma balance sheet.

     The adjustments to the pro forma combined condensed balance sheet as of September 30, 1999 are as follows:

          (A) To reflect goodwill and other intangibles of approximately $472.0 million resulting from the acquisition of RightPoint.

          (B) To reflect the purchase price paid as follows: issuance of our common stock, options and warrants valued at approximately $491.9 million and acquisition-related expenses of approximately $7.8 million.

     The adjustments to the pro forma combined condensed statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 assume the acquisition occurred as of January 1, 1998 and are as follows:

          (C) To reflect the amortization of approximately $472.0 million of estimated goodwill and other intangibles resulting from the acquisition. The intangible assets will be amortized ratably over an estimated useful life of three years.

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